UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 3, 2011

Claimsnet.com inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-14665	75-2649230
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

14860 Montfort Dr, Suite 250, Dallas, Texas		75254
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	972-458-1701

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On May 3, 2011, Claimsnet.com, inc., a Delaware corporation ("the Company"), borrowed an aggregate of $40,000 from National Financial Corporation ("NFC"), a related party, and in return issued an unsecured promissory note (the "Note"). The Note bears interest at the rate of 1.75% per annum. Principal and accrued and unpaid interest on the Note are due on demand. In the event the Company cannot satisfy the demand for payment, it shall not be in default of the Note until Mr. Michel provides seven (7) days written notice and opportunity to cure such default. Upon such a default, the rate of interest increases to the highest rate allowed by law.

A description of the relationship between the Company and NFC is provided in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010, in "Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters," which section is incorporated herein by reference for all purposes.

The proceeds from the Note will be used to finance the Company’s working capital requirements.

The foregoing description of the Note does not purport to be complete and is qualified in its entirety by reference to the Note which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01 for a description of the Company’s financial obligations pursuant to the Note.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On May 6, 2011, the Company’s Board of Directors, after discussions with Whitley Penn, LLP ("WP"), the Company’s independent accountants, determined that the previously issued unaudited financial statements for the three months ended March 31, 2011 included in its Quarterly Report on Form 10-Q filed on April 29, 2011, should no longer be relied upon and that disclosure should be made and action should be taken to prevent future reliance.

Our Quarterly Report on Form 10-Q/A for the quarter ended March 31, 2011, which we plan to file shortly, will contain restated unaudited financial statements for the three months ended March 31, 2011.

On January 1, 2011, the Company adopted FASB ASU 2010-28. The recognition of this new guidance should have resulted in a cumulative effect adjustment to the accumulated deficit on the adoption date reported in the Statement of Changes in Stockholders’ Deficit, instead of the recognition of an impairment loss in the Statement of Operations in the amount of $138,000. Therefore, loss from operations, net loss, and the loss per share calculations have been restated to remove the impairment loss previously recognized in the original first quarter filing on Form 10-Q.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 10.1. Unsecured Promissory Note Made by Claimsnet.com inc. in Favor of National Financial Corporation, dated May 3, 2011.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Claimsnet.com inc.

May 6, 2011	By:	Laura M Bray

Name: Laura M Bray
Title: CFO

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Exhibit Index

Exhibit No.	Description

10.1	Unsecured Promissory Note Made by Claimsnet.com inc. in Favor of National Financial Corporation, dated May 3, 2011